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                                                                     EXHIBIT 4-4

                        CONVERTIBLE DEBENTURE AND WARRANT
                               PURCHASE AGREEMENT

                                     BETWEEN

                            VERSO TECHNOLOGIES, INC.

                                       AND

                         THE INVESTORS SIGNATORY HERETO



                          DATED AS OF OCTOBER 31, 2000


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         CONVERTIBLE DEBENTURE AND WARRANT PURCHASE AGREEMENT (this
"Agreement"), dated as of October 31, 2000, between VERSO TECHNOLOGIES, INC., a Minnesota corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers severally and not jointly desire to purchase from the Company, the Company's 7.50% Convertible Debenture in the aggregate principal amount of $4,500,000, which shall be in the form of Exhibit A (the "Debentures"), and which is convertible into shares of the Company's common stock, $.01 par value per share (the "Common Stock").

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Purchasers agree as follows:

                                    ARTICLE 1

         1.1 Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, at the Closing (as defined below), the Company shall issue and sell to the Purchasers, and the Purchasers severally and not jointly shall purchase from the Company, the Debentures for an aggregate purchase price of $4,500,000.

         1.2 The Closing. The closing of the purchase and sale of the Debentures (the "Closing") shall take place at the offices of the Company, 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339, concurrent with the closing of the transaction contemplated by that Agreement and Plan of Merger by and between the Company, MC Acquisition Corporation, a wholly-owned subsidiary of the Company, and MessageClick, Inc. dated as of October 31, 2000 (the "Merger Agreement"). The date of the Closing is hereinafter referred to as the ("Closing Date"). At the Closing, the parties shall deliver or shall cause to be delivered the following: (a) the Company shall deliver to each Purchaser (i) a Debenture in the aggregate principal amount indicated below such Purchaser's name on the signature page to this Agreement, (ii) a Common Stock purchase warrant, in the form of Exhibit B, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of shares of Common Stock indicated below such Purchaser's name on the signature page to this Agreement, (the "Warrant"), (iii) an executed Agreement, dated the date hereof,
(iv) a Registration Rights Agreement among the Company and the Purchasers, in the form of Exhibit C (the "Registration Rights Agreement"), and (v) an opinion of Rogers & Hardin LLP in form and substance reasonably satisfactory to Purchaser; and (b) each Purchaser shall deliver to the Company (i) the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (ii) an executed Agreement and Registration Rights Agreement.

         1.3 Certain Defined Terms. For purposes of this Agreement, "Business Day," "Commission," "Effective Date," "Person," "Trading Day" and "Underlying Shares Registration Statement" shall have the meanings set forth in the Debenture.

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                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers:

                  (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in
Schedule 2.1(a) (collectively the "Subsidiaries"). Each of the Subsidiaries is an entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority, corporate or otherwise, to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not be reasonably expected to, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement, the Debenture or the Warrant (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

                  (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other charter or organizational documents.

                  (c) Capitalization. The number and type of authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), the Company owns all of the capital stock of each Subsidiary. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of securities of the


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Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Debenture and the Warrant and except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The Company has no stock appreciation rights, phantom stock plan or similar rights outstanding other than stock appreciation rights or similar rights that have been issued under the Company's stock incentive or stock purchase plans.

                  (d) Issuance of the Debenture and the Warrant. The Debenture and the Warrant will be duly and validly issued, free and clear of all liens, encumbrances, security interests, pledges, mortgages, preferential rights and rights of first refusal of any kind (collectively, "Liens"). On the date hereof and on the Closing Date, the Company will have (and will, at all times while the Debenture and the Warrant are outstanding, maintain) an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holder of the Debenture and the Warrant, to enable it to perform its conversion, exercise and other obligations thereunder. The shares of Common Stock issuable upon conversion of the Debenture and upon exercise of the Warrant are collectively referred to herein as the "Underlying Shares." The Debenture, the Warrant and the Underlying Shares are collectively referred to herein as the "Securities." When issued in accordance with the Debenture and the Warrant (as the case may be), the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens. Issuance of the Debenture, the Warrant and the Underlying Shares, or any of them does not and will not constitute a default under or give rise to a right of termination, cancellation, restriction or acceleration of any right or obligation of the Company or its Subsidiaries or a loss of any benefit to which the Company or its Subsidiaries is entitled under any provision of any agreement, contract or other instrument binding upon or applicable to the Company or its Subsidiaries or any of the properties, assets, licenses, franchises, permits or other similar authorizations of either of them.

                  (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of the Company's articles or certificate of incorporation, by-laws or any other organizational documents or any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a


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Subsidiary is bound or affected; except in the case of each of clauses (ii) and
(iii), as could not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of the Company's articles or certificate of incorporation, by-laws or any other organizational documents or any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect.

                  (f) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required pursuant to Section 3.8, (ii) applicable Blue Sky filings, (iii) the consent of the "Lenders" under the Revolving Credit and Security Agreement dated March 14, 2000, among the Company, the other borrowers from time to time party thereto, the various lenders who are or may become parties thereto as lenders ("Lenders"), and PNC Bank, National Association, in its capacity as administrative and collateral agent for the Lenders (together with its successors in such capacity, "Agent") (as at any time amended, the "PNC Agreement"), and (iv) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

                  (g) Litigation; Proceedings. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (h) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, could result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived),
(ii) is in violation of any judgement or order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchaser as contemplated hereby are exempt from the registration requirements


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of the Securities Act of 1933, as amended (the "Securities Act"). Neither the
Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (j) SEC Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a), 14 and 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since June 30, 2000, except as specifically disclosed in the Disclosure Materials or Schedule 2.1(j), (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities other than within (x) above that could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans with respect to its capital stock, consulting agreements, stock purchase plan and earnout agreements with acquired companies), or purchased or redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

                  (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


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                  (l)      Certain Fees. No fees or commissions will be payable
by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchaser, its employees, officers, directors, agents, and partners, and its Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

                  (m) Seniority. Except as disclosed in Schedule 2.1(m), as of the date of this Agreement, no indebtedness of the Company could be Senior Indebtedness as defined in Section 11 of the Debenture.

                  (n) Listing and Maintenance Requirements. The Company's Common Stock is listed on the NASDAQ National Market ("NASDAQ"). The Company has not, in the twelve months preceding the date hereof, received written notice from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (o) Patents and Trademarks. (i) The Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective businesses as described in the SEC Documents, except where the failure to so have could not have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice or is aware that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable, and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                           (ii)     There are no outstanding options, licenses
(whether to or from the Company) or agreements of any kind relating to the Intellectual Property Rights described in paragraph (i) of this Section 2.1(o) or granting rights to any other Person to manufacture, license, produce, assemble, market or sell products or services derived or derivable from the Intellectual Property Rights of the Company or its Subsidiaries, nor is the Company or its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property Rights of any other Person;

                           (iii)    Neither the Company nor its Subsidiaries has
received any communications alleging that such Person or any of its employees has violated or infringed or, by conducting its business as proposed, would violate or infringe, any of the Intellectual Property Rights of any other Person;


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                           (iv)     Neither the Company nor its Subsidiaries is
aware that any of its employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or its Subsidiaries with respect to the Intellectual Property Rights of the Company or its Subsidiaries or otherwise or that would conflict with the business of the Company or its Subsidiaries as it exists or as it is proposed to be conducted; and

                           (v)      Neither the execution nor delivery of this
Agreement, nor the carrying on of the business of the Company or its Subsidiaries by the employees of such Person nor the conduct of the business of the Company or its Subsidiaries as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of the employees of the Company or its Subsidiaries (or people such person currently intends to hire) made prior to their employment by such Person.

                  (p) Rights of Participation. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

                  (q) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents and are operating their respective businesses in compliance with the terms thereof, except where the failure to possess such permits or operate their business could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (r) Title. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens in favor of the Lenders under the PNC Agreement and Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance in all material respects.

                  (s) Absence of Certain Proceedings. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information, and the Company has no knowledge of any expected such request that could be made prior to the Effective Date. There has not been, and to the best of the Company's knowledge, there is not pending or contemplated, any investigation by


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the Commission involving the Company or any current or former director or officer of the Company or any Subsidiary of the Company.

                  (t) Labor Relations. Except as disclosed in Schedule 2.1(t), no material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any of its Subsidiaries.

                  (u) Disclosure. All disclosure provided to the Purchaser regarding the Company or any of its Subsidiaries, its business and the transactions contemplated hereby, including the representations and warranties contained herein and the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (v) Insurance. Each of the Company and its Subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business covering all risks customarily insured against, all of which insurance is in full force and effect.

                  (w) Material Agreements. Each of the Company and its Subsidiaries is a party to all agreements that are necessary for the conduct of the business of such Person as presently conducted and as proposed to be conducted and all such agreements are currently in effect. Neither the Company nor its Subsidiaries is in breach of any provision of any such agreement where such breach would have a Material Adverse Effect.

                  (x) Taxes. Each of the Company and its Subsidiaries has filed all necessary federal, state, local, and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon except for such taxes as are being contested in good faith, and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its Subsidiaries which would have a Material Adverse Effect.

         2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby for itself and no other Purchaser, represents and warrants to the Company as follows:

                  (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby, including purchase by such Purchaser of the Securities hereunder, has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered


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in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws or public policy relating thereto.

                  (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of the Registration Rights Agreement, to sell or otherwise dispose of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Securities.

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, at the date hereof it is, and on the Closing Date and on each exercise date under the Warrant it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) Experience of the Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                  (e) Ability of the Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

                  (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (g) Reliance. Such Purchaser understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Purchaser hereby consents to the reliance.


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                  (h)      Limitation. The Company acknowledges and agrees that
no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                    ARTICLE 3
                         OTHER AGREEMENTS OF THE PARTIES

         3.1      Transfer Restrictions.

                  (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, such counsel and the form and substance of which opinion shall be reasonably satisfactory to counsel for the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act, it being understood that no such opinion shall be required upon expiration of the holding period set forth in Rule 144(k) of the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate (as such term is defined in Rule 501(a) under the Securities Act) of such Purchaser, and any transfer among any such Affiliates, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Purchaser under this Agreement and the Registration Rights Agreement. With respect to HIG Investors, L.L.C. ("HIG"), "Affiliate" shall additionally, to the extent not already included in such definition, mean (A) all lineal descendants of Nicholas J. Pritzker, deceased, and all spouses and adopted children of such descendants; (B) all trusts for the benefit of any person described in clause (A) and the trustees of such trusts; (C) all legal representatives of any person or trust described in clauses (A) or (B); (D) all partnerships, corporations, limited liability companies or other entities controlling, controlled by or under common control with any person trust or entity described in clauses (A), (B), (C) or (D). "Control" for these purposes shall mean the ability to influence, direct or otherwise significantly affect the major policies, activities or actions of any person or entity.

                  (b) Each Purchaser agrees to the imprinting, so long as is required by Section 3.1(c), of the following legend on the Securities:

         NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE

         SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  (c) Underlying Shares shall not contain the legend set forth above nor any other legend if, in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or (ii) the holding period set forth in Rule 144(k) of the Securities Act shall have expired.

         3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Shares upon (i) conversion of the Debenture and (ii) exercise of the Warrant will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon (x) conversion of the Debenture and (y) exercise of the Warrant is unconditional and absolute, subject to the limitations set forth in the Debenture or in the Warrant, regardless of the effect of any such dilution.

         3.3 Furnishing of Information. As long as the Purchasers own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a), 14 and 15(d) of the Exchange Act. As long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit the Purchasers to sell Underlying Shares under Rule 144 upon notice of an intention to sell or other form of notice having a similar effect. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that could be integrated with the offer or sale of the Securities in a manner that could require the registration under the Securities Act of the sale of the Securities to the Purchasers.

         3.5 Increase in Authorized Shares. If on any date the Company could be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from issuing the sum of (a) 175% of the number of Underlying Shares as would then be issuable upon a conversion in full of the Debenture, and (b) the number of Underlying Shares issuable upon exercise in full of the Warrant (the "Current Required Minimum"), in either case, due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchasers in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, conversion, exercise and reservation of shares obligations as set forth in this Agreement, the Debenture and the Warrant (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments, and (y) the Current Required Minimum, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of (x) the 25th day after the date on which the Commission shall have indicated that they approve of or have no further comments on the preliminary proxy materials to be delivered by the Company to its stockholders in connection with the meeting contemplated by this Section and (y) the 90th day after request by a holder of a conversion or other issuance that could require the actions contemplated in this Section) and (c) within two Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate or articles of incorporation to evidence such increase.

         3.6      Reservation and Listing of Underlying Shares.

                  (a) The Company shall (i) in the time and manner required by any national securities exchange, market, trading or quotation facility on which the Common Stock is then traded, prepare and file with such national securities exchange or market or trading or quotation facility on which the Common Stock is then listed for trading an additional shares listing application covering a number of shares of Common Stock which is not less than the Current Required Minimum, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on any such national securities exchange or market or trading or quotation facility on which the Common Stock is then listed as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon conversion in full of the then outstanding Debenture and upon exercise of the then unexercised portion of the Warrant exceeds 100% of the number of Underlying Shares previously listed on account thereof with any such required exchanges, then the Company shall take the necessary actions to list immediately a number of Underlying Shares as equals no less than the then Current Required Minimum.

                  (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon conversion of the Debenture in full and upon exercise in full of the Warrant in accordance with this Agreement, the Debenture and the Warrant, respectively, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the then Current Required Minimum.

         3.7 Conversion and Exercise Obligations of the Company. The Company shall honor conversion of the Debenture and exercise of the Warrant and shall deliver Underlying Shares in accordance with the respective terms, conditions and time periods set forth in the Debenture and the Warrant.

         3.8 Certain Securities Laws Disclosures; Publicity. The Company shall: (i) on the Closing Date, issue a press release reasonably acceptable to the Purchaser disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten Business Days after the Closing Date (including this Agreement, the form of Warrant and the Registration Rights Agreement as exhibits thereto), and (iii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchaser promptly after the filing thereof. The Company shall, no less than one Business Day prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Purchasers. Such filings will not be made without the consent of the Purchasers, which consent shall not to be unreasonably withheld or delayed. The Company and the Purchasers shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law or stock market regulations, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication.

         3.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes.

         3.10 Reimbursement. If any Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the reasonable cost of any investigation and preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which a Purchaser is a named party, the Company will pay such Purchaser the charges, as reasonably determined by such Purchaser, for the time of any officers or employees of a Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of such Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of such Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or entity in connection with the transactions contemplated by this Agreement.

         3.11 Certain Trading Restrictions. (a) Each Purchaser agrees that it will not enter into and will not encourage or assist others into entering on its behalf into any Short Sales (as hereinafter defined) or have other Persons do so on it or their behalf for so long as its holds the Debenture. For purposes hereof, a "Short Sale" by a Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Common Stock held by such Purchaser. For purposes of determining whether there is an equivalent offsetting long position in the Common Stock held by a Purchaser, on any date of computation, Underlying Shares that would be issuable upon the conversion in full of the Debenture or exercise in full of the Warrant held by such Purchaser shall be deemed to be held long by such Purchaser.

                  (b) The Company shall not issue or sell any of the principal amount of the Debentures to any Person other than the Purchasers.

         3.12 No Dividends. So long as any amount remains outstanding under the Debentures, the Company shall not pay any dividend on account of any outstanding capital stock, except dividends paid in shares of, or rights to acquire shares of, the Company's capital stock.

                                    ARTICLE 4
                                   CONDITIONS

         4.1 Conditions Precedent to the Obligation of the Purchasers to Purchase the Debentures and the Warrants at the Closing. The obligation of the Purchasers to acquire the Debentures and the Warrants at the Closing is subject to the satisfaction by the Company or waiver by such Purchaser, at or before the Closing Date, of each of the following conditions:

                  (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for such representations and warranties as are qualified by materiality or Material Adverse Effect, which representations or warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made on and as of such date;

                  (ii) Delivery of Closing Items. The Company shall have delivered to the Purchasers all of the items required to have been delivered by the Company under Section 1.2 on or before the Closing Date;

                  (iii) No Injunction. The consummation of any of the transactions contemplated by the Transaction Documents shall not violate any statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction;

                  (iv) Adverse Changes. Since June 30, 2000, no event or series of events which reasonably could be expected to have or result in a Material Adverse Effect shall have occurred;

                  (v) No Suspensions of Trading in Common Stock; Listing. The trading in the Common Stock shall not have been suspended by the Commission or on The Nasdaq Stock Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date been listed for trading on NASDAQ;

                  (vi) Merger Closing. The transactions contemplated by the Merger Agreement shall have been consummated; and

                  (vii) Approvals. The Company shall have obtained all Required Approvals and any other consents required in connection herewith.

         4.2 Conditions Precedent to the Obligation of the Company to sell the Debentures and the Warrants at the Closing. The obligation of the Company to sell the Debentures and the Warrants at the Closing is subject to the satisfaction by the Purchasers or waiver by the Company, at or before the Closing Date, of each of the following conditions:

                  (i) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

                  (ii) Delivery of Closing Items. The Purchaser shall have delivered to the Company all of the items required to have been delivered by the Purchaser under Section 1.2 hereof; and

                  (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

                                    ARTICLE 5
                                  MISCELLANEOUS

         5.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall reimburse HIG for a total of $50,000 of HIG's expenses. The

Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

         5.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Atlanta, Georgia time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:00 p.m. (Atlanta, Georgia time) on any date and earlier than 11:59 p.m. (Atlanta, Georgia time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or
(iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:                 Verso Technologies, Inc.
                                            400 Galleria Parkway, Suite 300
                                            Atlanta, GA 30339
                                            Facsimile No.: (678) 589-3750
                                            Attn: Chief Financial Officer

         With copies to:                    Rogers & Hardin LLP
                                            2700 International Tower
                                            229 Peachtree Street, N.E.
                                            Atlanta, GA 30303
                                            Facsimile No.: (404) 525-2224
                                            Attn: Robert C. Hussle, Esq.

         If to a Purchaser:                 To the address set forth under
                                            such Purchaser's name on the
                                            signature pages to this Agreement

         With copies to:                    To the person at the address set
                                            forth under such Purchaser's name on
                                            the signature pages to this
                                            Agreement.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the holders of 75% in principal amount of the Debentures or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser.

         5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.8 Governing Law. The corporate laws of the State of Minnesota shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, County of Cook, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise and conversion (as the case may be) of the Warrant and the Debenture for a period of five years from the Closing Date.

         5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby, and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                             SIGNATURE PAGE FOLLOWS]

           IN WITNESS WHEREOF, the parties hereto have caused this Convertible Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                          VERSO TECHNOLOGIES, INC.


                                          By: /s/ Juliet M. Reising
                                              ----------------------------------
                                              Name:  Juliet M. Reising
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                          HIG INVESTORS, L.L.C.


                                          By: /s/ Glen Miller
                                              ----------------------------------
                                              Name:  Glen Miller
                                              Title: Vice President


                                          Debenture Purchase Price: $3,700,000
                                          Warrants: 822,222

                                          Address for Notice:

                                                   HIG INVESTORS, L.L.C.

                                          With copies to:

                                                   Latham & Watkins
                                                   5800 Sears Tower
                                                   Chicago, IL  60606
                                                   Facsimile No.: (312) 993-9767
                                                   Attn: Michael A. Pucker, Esq.

                               THE GERALD L. COHN REVOCABLE
                               TRUST


                               By: /s/ Gerald L. Cohn
                                   ---------------------------------------------
                                   Martin D. Cohn or Gerald L. Cohn, not
                                   individually, but solely as trustee of the
                                   Gerald L. Cohn Revocable Trust u/a/d 12/17/84

                               Debenture Purchase Price: $500,000
                               Warrants: 111,111

                               Address for Notice:

                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------

                               With copies to:

                                   Latham & Watkins
                                   233 S. Wacker Dr., Suite 5800
                                   Chicago, IL 60606


                               HANNAH S. AND SAMUEL A. COHN
                               MEMORIAL FOUNDATION


                               By: /s/ Jane Kapinas
                                   ---------------------------------------------
                                   Jane Kapinas, Vice President
                                   Summit Bank, Trustee

                               Debenture Purchase Price: $200,000
                               Warrants: 44,445

                               Address for Notice:

                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------

                               With copies to:

                                   Latham & Watkins
                                   233 S. Wacker Dr., Suite 5800
                                   Chicago, IL 60606

                               JIBS EQUITIES, L.P.


                               By: /s/ Jeffery Davidowitz
                                   ---------------------------------------------
                                   Jeffery Davidowitz, its general partner

                               Debenture Purchase Price: $100,000
                               Warrants: 22,222

                               Address for Notice:

                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------

                               With copies to:

                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------

                                                                       EXHIBIT A

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Atlanta, Georgia
                                                               NOVEMBER __, 2000

NO. [      ]
                                  $_____________

                            VERSO TECHNOLOGIES, INC.
                           7.50% CONVERTIBLE DEBENTURE
                           DUE NOVEMBER ____, 2005(1)

         THIS DEBENTURE is one of a series of duly authorized and issued debentures of VERSO TECHNOLOGIES, INC., a Minnesota corporation, having a principal place of business at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339 (the "Company"), and is designated as a 7.50% Convertible Debenture, due November ____, 2005(1), in the aggregate principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000) (the "Debentures").

         FOR VALUE RECEIVED, the Company promises to pay to the order of _______________________ or its registered assigns (the "Holder"), the principal sum of ________________________ Dollars ($__________), on November ___, 2005(1)
or such earlier date as the Debenture is required or permitted under Section 4(b) to be repaid as provided hereunder (the "Maturity Date") and to pay interest thereon at the rate of 7.50% per annum, payable in arrears on each Conversion Date (as defined herein) and on each March 31, June 30, September 30 and December 31 of each year during which this Debenture remains outstanding (for purposes of payment of interest, each Conversion Date and each quarterly date being an "Interest Payment Date"), in cash. Interest shall be calculated on the basis of a 360-day year consisting of twelve thirty-day months and shall accrue daily (but compound annually) commencing on the Original Issue Date (as defined in Section 6) until payment (whether through conversion of all outstanding principal amount hereunder or otherwise) in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person (as defined in Section 6) in whose name this Debenture is registered on the records of the Company regarding registration and transfers of the Company's debentures (the "Debenture Register"). All overdue accrued and unpaid interest to be paid in cash hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) (to

-----------------------
(1)      Five years from the Closing Date.

accrue daily, from the date such interest is due hereunder through and including the date of payment), payable in cash. This Debenture may not be prepaid by the Company without the prior written consent of the Holder.

         This Debenture is subject to the following additional provisions:

         Section 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

         Section 2. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement (as defined in Section 6) and may be transferred or exchanged to another Person only in compliance with the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         Section 3.        Events of Default.

                (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                           (i)      any default in the payment of the principal
of, interest on or any other amount due in respect of, this Debenture, free of any claim of subordination, by the fifth Business Day (as defined in Section 6) following the date on which such amount was due (whether on an Interest Payment Date or the Maturity Date, by acceleration or otherwise);

                           (ii)     the Company shall fail to observe or perform
any other covenant, agreement or warranty contained in, or otherwise commit any breach of, any Transaction Document (as defined in Section 6) other than those matters that are the specific subject of another Event of Default under this Section, and such failure or breach shall not have been remedied within twenty Business Days after the date on which notice of such failure or breach shall have been given;

                           (iii)    the Company or any of its Subsidiaries (a)
is, or is deemed for the purposes of any law to be, unable to pay its debts as they fall due or to be insolvent, or admits inability to pay its debts as they fall due; or (b) suspends making payments on all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness; or (c) by reason of financial difficulties, begins negotiations with all or any class of its creditors with a view to the readjustment or rescheduling of any of its indebtedness;

                           (iv)     (a) any step (including petition, proposal
or convening a meeting) is taken with a view to a composition, assignment or arrangement with all or any class of the creditors of the Company or any of its Subsidiaries; or (b) a meeting of the Company or any of its Subsidiaries is convened for the purpose of considering any resolution for (or petition for) its winding-up or its administration or any such resolution is passed; or (c) any person presents a petition for the winding-up of the Company or any of its Subsidiaries or the grant of an administration order (unless such petition is frivolous, vexatious or an abuse of process and (in any such case) is discharged within 60 days); or (d) any other step (including petition, proposal or convening a meeting) is taken with a view to the rehabilitation, administration, custodianship, liquidation, winding-up or dissolution of the Company or any of its Subsidiaries or any other insolvency proceedings involving the Company or any of its Subsidiaries;

                           (v)      (a) any liquidator, trustee in bankruptcy,
judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of the Company or any of its Subsidiaries or any part of its assets; or (b) the Board of Directors of the Company or any of its Subsidiaries requests the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like; or (c) any other steps are taken to enforce any security interest over any part of the assets of the Company or any of its Subsidiaries unless in the case of any lien of any nature whatsoever, the amount secured by it is less than $500,000;

                           (vi)     any attachment, sequestration, distress or
execution affects any asset of the Company or any of its Subsidiaries and is not lifted or discharged within 14 days or, if both the aggregate amount of the relevant claim and the aggregate market value of all assets subject to the relevant process are less than $500,000, 30 days;

                           (vii)    the Company shall default in any of its
payment obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding five hundred thousand dollars ($500,000), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable without such indebtedness having been discharged in full or any acceleration of such indebtedness having been rescinded or annulled in full within the applicable grace period;

                           (viii)   the Common Stock shall not be quoted for
trading on The Nasdaq National Market ("NASDAQ") or, if the Common Stock shall hereafter become listed or quoted for trading on the Nasdaq SmallCap Market, The New York Stock Exchange, or American Stock Exchange (each, a "Subsequent Market"), it shall fail to be quoted or listed for trading on such Subsequent Market, for an aggregate of five Trading Days;

                           (ix)     the Company shall be a party to any Change
of Control Transaction (as defined in Section 7), shall agree to sell or dispose of all or substantially all of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), or shall redeem or repurchase shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares (as defined in Section 7));

                           (x)      the Company shall fail for any reason to
deliver certificates to a Holder prior to the fifth (5th) Trading Day after a Delivery Date (as defined in Section 4(d)) pursuant to and in accordance with
Section 4(e) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof;

                           (xi)     a final judgment or final judgments for the
payment of money are entered by a court or courts of competent jurisdiction against the Company or any of its Subsidiaries and such judgment remains unpaid or unstayed or undischarged for a period of 30 days, provided the aggregate amount of such unpaid or undischarged judgments exceeds $500,000; or

                           (xii)    the Company shall fail for any reason to
deliver the payment in cash pursuant to a Buy-In (as defined herein) within five Business Days after written notice for such Buy-In is provided.

                (b) If any Event of Default occurs, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's election immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Prepayment Amount (as defined in Section 6). Interest shall accrue on the Mandatory Prepayment Amount hereunder from the date such amount is due hereunder through the date of prepayment in full thereof at the rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law), to accrue daily from the date such payment is due hereunder through and including the date of payment. The Debenture for which the full prepayment price hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

         Section 4.        Conversion.

                (a) Conversion at Option of Holder. The Holder shall effect conversions hereunder by delivering to the Company by facsimile a completed conversion notice in the form attached as Exhibit A (a "Holder Conversion Notice") and delivery to the Company within two Trading Days thereafter of the principal amount of this Debenture to be converted. The Holder Conversion Notice shall specify the date on which such conversion is to be effected, which date may not be prior to the date such Holder Conversion Notice is deemed to have been delivered hereunder (a "Conversion Date"). If no Conversion Date is specified in a Holder Conversion Notice, the Conversion Date shall be the date that such Holder Conversion Notice is deemed delivered hereunder. Each Holder Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by this Debenture, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Holder (in the manner and within the time set forth in Section 4(d)) a new Debenture for such principal amount as has not been converted.

                  (b)      Conversion at Option of the Company.

                           (i)      If the conditions set forth in this
subsection are satisfied, the Company may require the conversion of all or a portion of the principal amount of the Debentures subject to an effective Underlying Shares Registration Statement. The Company shall only have the right to require conversions hereunder if and when (i) the average of the closing sales price of the Common Stock as reported by Bloomberg L.P. (or any successor to its function of reporting share prices) for any twenty (20) consecutive Trading Days equals or exceeds 300% of the then-current Conversion Price, (ii) the Underlying Shares Registration Statement shall be effective and the prospectus thereunder available to the Holders for the resale of all Underlying Shares issuable upon such conversion on the Company Conversion Date (as defined below), (iii) the Company has available sufficient unreserved and available shares of Common Stock to fulfill its share delivery requirements upon such conversion, (iv) the Common Stock is listed or quoted for trading on the NASDAQ or a Subsequent Market during the entire twenty Trading Day calculation period described above in this subsection and through the Company Conversion Date, and
(v) such conversion would not result in a violation of Section 4(d) or a default under Section 4(e).

                           (ii)     The Company shall exercise its right to
require conversions under Section 4(b)(i) by delivering to the Holder a completed conversion notice in the form attached as Exhibit B (a "Company Conversion Note"). Each of a Company Conversion Notice and a Holder Conversion Notice is sometimes referred to herein as a "Conversion Notice". Each Company Conversion Notice shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected, which date may not be prior to the date such Company Conversion Notice is deemed to have been delivered hereunder (a "Company Conversion Date"). Each of a Company Conversion Date and a Holder Conversion Date is referred to herein as a "Conversion Date". If no Conversion Date is specified in a Company Conversion Notice, the Conversion Date shall be the date that such Company Conversion Notice is deemed delivered hereunder. Subject to the Holder's rights under
Section 4(b), the conversion subject to each Company Conversion Notice, once given, shall be irrevocable. Not more than five (5) Trading Days following receipt of the Company Conversion Notice, the Holder shall deliver to the Company the principal amount of Debentures subject to such Company Conversion Notice against receipt of the Underlying Shares. If the Company is requiring conversion of less than the full principal amount represented by the Debenture(s) tendered by the Holder following a Company Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 4(e)) a new Debenture for such principal amount as has not been converted.

                  (c)      Number of Underlying Shares Issuable Upon Conversion.

                           (i)      The number of shares of Common Stock
issuable upon a conversion hereunder shall be determined by adding the sum of
(i) the quotient obtained by dividing (x) the principal amount of this Debenture to be converted and (y) the Conversion Price

(as defined herein), and (ii) the amount equal to (I) the product of (x) the principal amount of this Debenture to be converted and (y) the product of (1)
 .0002083333 (or such higher amount if required due to an increase in the interest rate of the debenture due to defaults or otherwise) and (2) the number of days for which such principal amount was outstanding, divided by (II) the Conversion Price on the Conversion Date, provided, that (1) if the Company shall have paid the interest at issue in cash, subsection (ii) shall not be used in the calculation of the number of shares of Common Stock issuable upon such conversion, and (2) only such portion of the accrued and outstanding amount of interest owing on the principal amount being converted shall be calculated in subsection (ii), giving credit for previously paid interest on such principal amount.

                           (ii)     Notwithstanding anything to the contrary
contained herein, if on any Conversion Date: (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to permit issuance of the shares upon Conversion; (2) the Common Stock is not listed or quoted for trading on the NASDAQ or on a Subsequent Market; or (3) the issuance of such shares of Common Stock would result in a violation of Section 4(d) below, then, at the option of the Holder, the Company, in lieu of delivering shares of Common Stock pursuant to Section 4(c), shall deliver, within five Trading Days of each applicable Conversion Date, an amount in cash equal to the product of (a) the outstanding principal amount of the Debentures to be converted on such Conversion Date and
(b) the product of (x) .0002083333 (or such higher amount if required due to an increase in the interest rate of the debenture due to defaults or otherwise) and
(y) the number of days for which such principal amount was outstanding, less any interest previously paid in cash.

                  (d)      Certain Conversion Restrictions.

                           If the Common Stock is then listed for trading on the
NASDAQ or the Nasdaq SmallCap Market and the Company has not obtained the Stockholder Approval (as defined below), then the Company is precluded from issuing at a Conversion Price or, with respect to the Warrant described below in this sentence, an exercise price, that is less than the closing sales price per share of the Common Stock on the Trading Day immediately preceding the closing of the transactions contemplated by the Purchase Agreement, subject to equitable adjustment in the event of stock splits and similar events (such price, the "Market Price"), in excess of ____________ shares of Common Stock (the "Issuable Maximum") upon conversion of the Debenture and exercise of the Warrant (as defined in the Purchase Agreement). The Issuable Maximum equals 19.999% of the number of shares of Common Stock outstanding immediately prior to the closing of the transactions set forth in the Purchase Agreement. Accordingly, if on any Conversion Date (A) the Common Stock is listed for trading on the NASDAQ or the Nasdaq SmallCap Market and (B) the Company shall not have previously obtained the vote of stockholders (the "Stockholder Approval"), if any, as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) applicable to approve the issuance of a number of shares of Common Stock in excess of the Issuable Maximum at a price below the Market Price, then the Company shall issue to the Holder a number of shares of Common Stock equal to the lesser of (x) the number of shares of Common Stock issuable upon such conversion at the Conversion Price and (y) the Issuable Maximum less all shares of Common Stock previously issued upon conversion of this Debenture and as payment of interest thereon (but only those shares issued at a Conversion Price less than the Market Price) and all shares of Common Stock previously issued upon any exercise of the Warrant (but only those shares issued at an exercise price less than the Market Price). With respect to the principal amount of this Debenture tendered for conversion at issue for which a conversion in accordance with the Conversion Price would, when aggregated with all shares of Common Stock previously issued on account of conversions of this Debenture and payment of interest thereon and upon exercise of the Warrant (at the exercise and Conversion Price described in the immediately preceding sentence) (the "Excess Principal"), result in the issuance of a number of shares of Common Stock in excess of the Issuable Maximum, the Holder shall have the option to require the Company to either (1) use its best efforts to obtain the Stockholder Approval applicable to such issuance as soon as is possible, but in any event not later than the first to occur of (x) the twenty-fifth day from the date that the Commission approves or indicates that it has no further comments to the Company's preliminary proxy statement, if any, prepared for delivery to the stockholders of the Company in connection with the Stockholder Approval contemplated hereby and (y) the 90th day after such request (such date the "Approval Date"), or (2) pay cash to the Holder in an amount equal to the Mandatory Prepayment Amount for the Excess Principal. If the Holder shall have elected the first option pursuant to the immediately preceding sentence and the Company shall have failed for any reason to obtain the Stockholder Approval on or prior to the Approval Date, then within three days of the Holder's demand therefore, which may be given at any time following the Approval Date, the Company shall pay cash to the Holder in an amount equal to the Mandatory Prepayment Amount for the Excess Principal. If the Company fails to pay the Mandatory Prepayment Amount in full pursuant to this Section within seven days of the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the Conversion Date until such amount, plus all such interest thereon, is paid in full. It is understood and agreed that shares of Common Stock delivered to and held by the Holder or one of its affiliates on account of conversion hereunder may not cast votes on the matter of Stockholder Approval. Shares delivered on account of conversion hereunder and not held by the Holder or its affiliates may cast votes on the matter of Stockholder Approval. Any Mandatory Prepayment Amount owing pursuant to this Section shall be due and payable by the 20th day following the demand therefor.

                  (e)      Delivery of Certificates.

                           (i)      Not later than three (3) Trading Days after
any Conversion Date (a "Delivery Date"), the Company will deliver to the Holder
(A) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1(b) of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Debenture, (B) a Debenture or Debentures in a principal amount equal to the principal amount this Debenture not converted, and (C) a bank check in the amount of accrued and unpaid interest, provided, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the principal amount of this Debenture until this Debenture is delivered for conversion to the Company, or the Holder notifies the Company that this Debenture has been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall, upon request of the Holder, if available, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the Holder by the Delivery Date after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of this Debenture tendered for conversion.

                           (ii)     If the Company fails to deliver to the
Holder such certificate or certificates pursuant to this Section 4 by the Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, $5,000 for each Trading Day after the Delivery Date until such certificates are delivered. Nothing herein shall limit the Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and the Holder shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Further, if the Company shall not have delivered any cash due in respect of conversions of this Debenture or as payment of interest hereon by the Delivery Date, the Holder may, by notice to the Company, require the Company to issue shares of Common Stock, except that for such purpose the Conversion Price applicable thereto shall be the lesser of the Conversion Price on the Conversion Date and the Conversion Price on the date of the Holder's demand. Any such shares will be subject to the provisions of this Section.

                           (iii)    In addition to any other rights available to
the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section 4 by the Delivery Date, and if after the Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the lesser of (A) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue or (B) the number of shares of Common Stock so purchased, multiplied by (2) the Conversion Price of the Common Stock on the Conversion Date, in which event the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under this Section 4 shall not be so issued. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In in connection with an attempted conversion of Debentures with respect to which the Conversion Price of the Underlying Shares on the applicable Conversion Date multiplied by the number of Underlying Shares was equal to $2,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $9,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under
Section 4(e)(ii) in respect of the certificates resulting in such Buy-In.

                  (f) Conversion Price; Adjustment. The Conversion Price of this Debenture on any Conversion Date (the "Conversion Price") shall be equal to $4.50, subject to adjustment as provided for in subsection (i) through (x) below.

                           (i) If the Company, at any time while this Debenture is outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (other than PIK dividend preferred stock), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction, of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                           (ii) If the Company, at any time while this Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.

                           (iii) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while this Debenture is outstanding shall issue shares of Common Stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents"), to any Person (and not to the Holder) entitling such Person to acquire shares of Common Stock at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such shares of Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Conversion Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided that for purposes hereof, all shares of Common Stock that are issuable upon conversion exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued. However, upon the expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such Common Stock Equivalents shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such Common Stock Equivalents) had the adjustment of the Conversion Price made upon the issuance of such Common Stock Equivalents been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such Common Stock Equivalents actually exercised. The foregoing shall not apply to any (i) issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company,
                  (ii) the issuance of securities upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, or
                  (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan for the benefit of the Company's employees.

                           (iv) If the Company, at any time while this Debenture is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which this Debenture shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, of which the denominator shall be the Per Share Market Value determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Company's Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                           (v) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only, into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of this Debenture shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or
                  (B) require the Company to prepay the aggregate of the outstanding principal amount of this Debenture, plus all interest and other amounts due and payable thereon, at a price determined in accordance with Section 3(b). The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

                           (vi) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. No adjustments in the Conversion Price shall be required if such adjustment is less than $0.01, provided, however, that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                           (vii) Whenever the Conversion Price is adjusted pursuant hereto, the Company shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                           (viii) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the twenty-day period commencing the date of such notice to the effective date of the event triggering such notice.

                           (ix) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (based upon their then fair market value) in one or a series of related transactions, the Holder shall have the right to
                  (A) if permitted under Section 3(b) hereof, exercise its rights of prepayment under Section 3(b) with respect to such event, or (B) convert its aggregate principal amount of this Debenture then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of this Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the event that the Holder shall have elected under clause (A) above and the Company shall not have failed to pay the amounts due under Section 3(b) by the second Business Day prior to the closing of such Change of Control Transaction, or shall have indicated its intention to do so, then in the case of a merger or consolidation at the closing thereof, (x) require the surviving entity to issue shares of convertible preferred stock or convertible debentures with such aggregate stated value or in such face amount, as the case may be, equal to the aggregate principal amount of this Debenture then held by the Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued shares of preferred stock or debentures shall have terms identical (including with respect to conversion) to the terms of this Debenture (except, in the case of preferred stock, as may be required to reflect the differences between equity and debt) and shall be entitled to all of the rights and privileges of the Holder set forth herein and the agreements pursuant to which this Debenture was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible preferred stock or convertible debentures, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

                  (g) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture and payment of interest hereon, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4) upon the conversion of the outstanding principal amount of this Debenture and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

                  (h) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  (i) The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the

Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  (j) Any provision herein to be contrary notwithstanding, no adjustment in the Conversion Price of this Debenture shall be made in respect of the issuance by the Company of additional shares of Common Stock or additional Common Stock Equivalents (i) unless the consideration per share for an additional share of Common Stock Equivalents is less than the Conversion Price in effect on the date of, and immediately prior to, such issue except as set forth in Section 4(f)(ii); or (ii) in any case where the shares of Common Stock or the Common Stock Equivalents are issued or issuable (A) upon conversions of this Debenture, (B) upon exercise of outstanding options or warrants, (C) to any bank lender, or (D) to employees, officers or directors of, or consultants to, the Company pursuant to stock option or stock purchase plans or agreements or terms approved by the Company's Board of Directors.

                  (k) Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339, Facsimile No.: (678) 589-3750, attention: Chief Financial Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section, with a copy to (other than for Conversion Notices) Rogers & Hardin LLP, 229 Peachtree Street, N.E., 2700 International Tower, Atlanta, Georgia 30303, Facsimile No.:
(404) 525-2224, attention: Robert C. Hussle, Esq. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Holder at ____________________________________________
_____________________________, with a copy to (other than for Conversion Notices) _______________________________________, Attention:
___________________, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Atlanta, Georgia time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (Atlanta, Georgia time) on any date and earlier than 11:59 p.m. (Atlanta, Georgia time) on such date, (iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

         Section 5. Unconditional Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other debentures of the Company now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, (i) amend its articles of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder (it being understood that the creation of a class of preferred stock that does not otherwise alter the relative rights, preferences or terms of this Debenture or otherwise breach other provisions of the Transaction Documents will not violate this clause); or (ii) enter into any agreement with respect to the foregoing. Except as otherwise provided herein, the Company may not prepay the principal amount under this Debenture without the consent of the Holder.

         Section 6. Definitions. For the purposes hereof, the following terms shall have the following meanings:

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of Illinois are authorized or required by law or other government action to close.

                  "Change of Control Transaction" means the occurrence of any of
(i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the board of directors was approved by a majority of the members of the Board of Directors who are members on the date hereof), (iii) the merger of the Company with or into another entity that is not wholly-owned by the Company, consolidation or sale of 50% or more of the assets (based upon their then fair market value) of the Company in one or a series of related transactions, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the common stock, par value $.01 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Effective Date" means the date that an Underlying Shares Registration Statement is declared effective by the Commission.

                  "Mandatory Prepayment Amount" shall equal the sum of (i) the principal amount of this Debenture to be prepaid, plus all accrued and unpaid interest thereon, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such principal amount.

                  "Original Issue Date" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

                  "Per Share Market Value" means on any particular date (a) the closing bid price per share of Common Stock on such date on the NASDAQ, or if there is no such price on such date, then the closing bid price on the NASDAQ on the date nearest preceding such date, or (b) if the shares of Common Stock are not then listed or quoted on the NASDAQ, the closing sale or bid price, as applicable, for a share of Common Stock on a Subsequent Market, at the close of business on such date, or (c) if the shares of Common Stock are not then listed or quoted on a Subsequent Market, then the average of the "bulletin board" quotes on such date, as determined in good faith by the Holder, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holder.

                  "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  "Purchase Agreement" means the Convertible Debenture and Warrant Purchase Agreement, dated as of October 31, 2000, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Trading Day" means (a) a day on which the shares of Common Stock are traded on the NASDAQ, or (b) if the shares of Common Stock are not listed on the NASDAQ, a day on which the shares of Common Stock are traded on a Subsequent Market, or (c) if the shares of Common Stock are not quoted on the NASDAQ or any Subsequent Market, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided that if the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any Business Day.

                  "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

                  "Underlying Shares" means the shares of Common Stock issuable upon conversion of this Debenture or as payment of interest in accordance with the terms hereof.

                  "Underlying Shares Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering, among other things, the holder's resale right with respect to the Underlying Shares.

         Section 7. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

         Section 8. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

         Section 9. No current indebtedness of the Company is, and no future indebtedness of the Company will be, senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise, other than Senior Indebtedness (as defined below), indebtedness secured by purchase money security interests (which will be senior as to the underlying asset covered thereby) and capital lease obligations (which will be senior as to the property covered thereby).

         Section 10.       (a)      Subordination to Senior Indebtedness.
Subject to the provisions of this Section 10 relating to payments on the Subordinated Indebtedness that are permitted to be made to the extent and under the circumstances set forth herein, Holder hereby postpones and subordinates all of the Subordinated Indebtedness to the full and final payment and discharge of all of the Senior Indebtedness.

                           (b)      Except as otherwise provided in Section
10(c) hereof, Company may pay to Holder, and Holder may accept and retain, any regularly scheduled installments of principal and interest due and owing to Holder from Company under this Debenture in accordance with its tenor, but without prepayment (whether mandatory or optional) or payment upon acceleration. Holder and Company may exercise their rights under this Debenture to convert all or a portion of the Subordinated Indebtedness to Common Stock.

                           (c)      Company shall not be permitted to make any
payments with respect to the Debenture (other than distributions of Common Stock upon the conversion of all or a portion of the Subordinated Indebtedness to Common Stock), and Holder shall not be permitted to retain any payments with respect to the Debenture (other than distributions of Common Stock upon the conversion of all or a portion of the Subordinated Indebtedness to Common Stock) if, at the time of making such payment, or as a result thereof, any PNC Event of Default exists or would exist. In no event shall any Lender's continuing to honor any requests of Company or any other borrower for loans or other extensions of credit under the PNC Agreement after the occurrence or existence of any such PNC Default or PNC Event of Default be deemed a waiver thereof, unless such PNC Default or PNC Event of Default is expressly waived in writing by the Lenders.

                           (d)      If any payment, distribution or security, or
the proceeds thereof, are received by Holder on account of or with respect to any of the Subordinated Indebtedness other than as expressly permitted in this Section 10, Holder shall forthwith deliver same to Agent, for application to the Senior Indebtedness outstanding under the PNC Agreement, in the form received (except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein) or, at Agent's option, Holder shall pay to Agent the amount thereof on demand. Until so delivered, any such payment, distribution or security shall be held by Holder in trust for Agent and shall not be commingled with other funds or property of Holder.

                           (e)      Any amendment or modification of the terms
of this Section 10 shall not be effective against any Senior Creditor unless such Senior Creditor so consents in writing.

                           (f)      No present or future Senior Creditor shall
be prejudiced in its right to enforce the provisions of this Section 10 by any act or failure to act on the part of Company.

                           (g)      Holder agrees and acknowledges that in no
event shall Holder accept, receive or otherwise obtain any Lien on any assets of Company or any of its subsidiaries. If, notwithstanding the foregoing, Holder is granted or otherwise acquires such a Lien, Holder agrees and acknowledges such Lien shall be subordinated to any and all Liens held by any Senior Creditor on any such assets.

                           (h)      If the Senior Indebtedness has been
indefeasibly paid and discharged, Holder shall be subrogated (without any representation by or recourse to any Senior Creditor) to the rights of Senior Creditors to receive payments or distributions of cash, property or securities payable or distributable on account of the Senior Indebtedness, to the extent of all payments and distributions paid over to or for the benefit of Senior Creditors pursuant to this Section 10 on account of the Subordinated Indebtedness. In no event, however, shall Holder have any rights or claims against any Senior Creditor for any alleged impairment of Holder's subrogation rights, Holder acknowledging that any actions taken by a Senior Creditor with respect to the Senior Indebtedness or the collateral securing all or any part of the Senior Indebtedness are authorized and consented to by Holder.

                           (i)      The provisions of this Debenture
subordinating the Subordinated Indebtedness are solely for the purpose of defining the relative rights of Senior Creditors and Holder and shall not impair, as between Holder and Company, the obligation of Company, which is unconditional and absolute, to pay the Subordinated Indebtedness in accordance with its terms except as payment thereof may be postponed in accordance with this Debenture.

                           (j)      For purposes of this Section 10, the
following terms shall have the following meanings:

                  "Agent" shall mean PNC Bank, National Association, in its capacity as administrative and collateral agent for the Lenders, and its successors in such capacity.

                  "Insolvency Proceeding" means any action, suit, case or proceeding commenced by or against Company or any of its subsidiaries for the appointment of a receiver for Company, any of Company's subsidiaries, any of Company's property any property of any subsidiary of Company, for an order for relief under any chapter of the United States bankruptcy code, as an assignment for the benefit of creditors or for any relief under any other insolvency law relating to the readjustment, reorganization, composition or extension of debts owed by Company or any subsidiary.

                  "Lenders" shall mean the various lenders who are or may become parties to the PNC Agreement from time to time.

                  "Lien" shall mean any security interest, statutory lien, common law lien, equitable lien, or judicial lien or other interest in any property.

                  "PNC Agreement" shall mean the Revolving Credit and Security Agreement dated March 14, 2000, among Company, the other borrowers from time to time party thereto, Lenders and Agent, as such agreement may be amended, modified, restated, replaced, extended, refinanced, increased, renewed or supplemented from time to time, any and all agreements relating thereto and any agreement executed with or in favor of the Agent or any of the Lenders in connection with any amendment, modification, restatement, replacement, extension, refinancing, renewal or supplement thereof.

                  "PNC Default" shall have the meaning ascribed to the term "Default" in the PNC Agreement.

                  "PNC Event of Default" shall have the meaning ascribed to the term "Event of Default" in the PNC Agreement.

                  "Senior Creditor" shall mean any holder of any of the Senior Indebtedness.

                  "Senior Indebtedness" means the principal of, and premium, if any, and interest on (i) all indebtedness of Company for monies borrowed from banks, trust companies, insurance companies and other financial institutions whose primary business is lending money, including, without limitation, commercial paper and accounts receivable sold or assigned by Company to such institutions and any indebtedness of Company incurred in any Insolvency Proceeding, and (ii) principal of, and premium, if any, and interest on any indebtedness or obligations of a subsidiary of Company of the kinds described in
(i) above assumed or guaranteed in any manner by Company, as any of such indebtedness, obligations or liabilities described in (i) or (ii) may be amended, modified, restated, replaced, extended, refinanced, increased, renewed or supplemented from time to time, and "Senior Indebtedness" shall include, all indebtedness, liabilities, debts and obligations of Company and the other borrowers to Agent and Lenders under the PNC Agreement, including, without limitation, all principal, interest, fees and other expenses due and owing thereunder.

                  "Subordinated Indebtedness" means (i) all liabilities of Company to Holder under this Debenture, the Purchase Agreement or the Registration Rights Agreement, (ii) all interest, fees, charges, expenses and attorneys' fees for which Company is now or hereafter becomes liable to pay to Holder under any agreement referred to in clause (i) or by law in connection with such agreements, and (iii) any renewals, extensions or refinancings of any of the foregoing.

         Section 11. This Debenture shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to conflicts of laws principles thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, County of Cook, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         Section 12. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

         Section 13. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

         Section 14. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                                             VERSO TECHNOLOGIES, INC.



                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Attest:



By:
    ----------------------------------
    Name:
    Title:

                                    EXHIBIT A

                                CONVERSION NOTICE

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert the attached Debenture into shares of the Common Stock (the "Common Stock") of Verso Technologies, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
                                  ----------------------------------------------
                                  Date to Effect Conversion


                                  ----------------------------------------------
                                  Principal Amount of Debentures to be Converted


                                  ----------------------------------------------
                                  Number of shares of Common Stock to be Issued


                                  ----------------------------------------------
                                  Applicable Conversion Price


                                  ----------------------------------------------
                                  Signature


                                  ----------------------------------------------
                                  Name


                                  ----------------------------------------------
                                  Address

                                    EXHIBIT B

                            COMPANY CONVERSION NOTICE

(To be Executed by the Company to Require Conversion of Debentures)

The undersigned authorized officer of Verso Technologies, Inc. (the "Company") hereby requires the conversion of the principal amount of the Company's Debentures held by the registered holder addressee hereof of the Company's Common Stock (the "Common Stock") pursuant to the conditions of the Debentures as of the date written below. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
                                  ---------------------------------------------
                                  Date to Effect Conversion


                                  ----------------------------------------------
                                  Principal Amount of Debentures to be Converted


                                  ----------------------------------------------
                                  Number of shares of Common Stock to be Issued


                                  ----------------------------------------------
                                  Applicable Conversion Price


                                  ----------------------------------------------
                                  Signature


                                  ----------------------------------------------
                                  Name and Office


                                  ----------------------------------------------
                                  Signature


                                  ----------------------------------------------
                                  Name

                                                                       EXHIBIT B

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.



                            VERSO TECHNOLOGIES, INC.

                                     WARRANT

Warrant No. _______

Dated: November__, 2000


         Verso Technologies, Inc., a Minnesota corporation (the "Company"), hereby certifies that, for value received, ________________________________, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of __________ shares of common stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares"). The initial "Exercise Price" for Warrant Shares shall be $7.50, and shall be subject to adjustment from time to time as provided in Section 7. The Holder may acquire Warrant Shares under this Warrant at such times as is provided for in Section 3(a) hereof.

         This Warrant shall be subject to the following terms and conditions:

         1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

         2.       Registration of Transfers and Exchanges.

                  (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address for notice set forth in Section
10. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New

Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                  (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company at its address for notice set forth in Section 11 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

                  (c) This Warrant has been issued subject to certain investment representations of the original Holder set forth in the Convertible Debenture and Warrant Purchase Agreement among the Company and the Holder dated as of October 31, 2000 (the "Purchase Agreement") and may only be transferred or exchanged in compliance with the transfer restrictions contained therein.

         3.       Duration and Exercise of Warrants.

                  (a) This Warrant shall be exercisable by the registered Holder on any business day before 6:00 P.M., Atlanta, Georgia time, and from time to time from and after the date hereof and through and including November __, 2005 (the "Expiration Date"). At 6:00 P.M., Atlanta, Georgia time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

                  (b) Upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 11 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than three (3) business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become the holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                  (c) A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable) with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder hereof to be purchased.

                  (d) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares representing not less than 10% of the original Warrant Shares or such lesser amount as is then remaining available for exercise. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

         4. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         5. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

         6. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 7). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

         7. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7. Upon each such adjustment of the Exercise Price pursuant to this Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on preferred stock which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then the Exercise Price shall be multiplied by a fraction, of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                  (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 7(b) upon any exercise following any such reclassification or share exchange.

                  (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder of this Warrant) evidences of its indebtedness or assets (including cash) or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 7(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "Appraiser").

                  (d) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while this Warrant is outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that is convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents"), to any Person (other than the Holder of this Warrant), entitling such Person to acquire shares of Common Stock at a price per share less than the Exercise Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided that for purposes hereof, all shares of Common Stock that are issuable upon conversion, exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. However, upon the expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment in the Exercise Price pursuant to this Section, if any such Common Stock Equivalents shall expire and shall not have been exercised, the Exercise Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section after the issuance of such Common Stock Equivalents) had the adjustment of the Exercise Price made upon the issuance of such Common Stock Equivalents been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such Common Stock Equivalents actually exercised. The foregoing shall not apply to any (i) issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, or (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan for the benefit of the Company's employees.

                  (e) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (based upon their then fair market value) in one or a series of related transactions, (A) the Holder shall have the right at all times from and after the date of such merger, sale or consolidation, as the case may be, to and including the Expiration Date, to exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock immediately following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, or (B) the acquiring company or newly created company shall have the right to pay the Holder the value of the Warrant determined on a Black-Scholes basis. (For example, if (1) the Company merges with and into another Person ("Newco") and as a result thereof each share of Common Stock shall entitle the holder thereof to receive two shares of the common stock of Newco and $2.00 in cash, and (2) the Exercise Price is at the effective time of such merger $6.00 per share, then at all times thereafter this Warrant shall upon the payment of $6.00 times the number of Warrant Shares represent the right to receive (A) that number of shares of the Common Stock of Newco as is equal to two times the Warrant Shares, and (B) that amount of cash as is equal to $2.00 times the number of Warrant Shares.) The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

                  (f) For the purposes of this Section 7, the following clauses shall also be applicable:

                           (i)      Record Date. In case the Company shall take
a record of the holders of its Common Stock for the purpose of entitling them
(A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (ii)     Treasury Shares. The number of shares of
Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                  (g) All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                  (h)      Whenever the Exercise Price is adjusted pursuant to
Section 7(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

                  (i)      If:

                           (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                           (ii)     the Company shall declare a special
                                    nonrecurring cash dividend on or a
                                    redemption of its Common Stock; or

                                    (iii)    the Company shall authorize the
                                             granting to all holders of the
                                             Common Stock rights or warrants to
                                             subscribe for or purchase any
                                             shares of capital stock of any
                                             class or of any rights; or

                                    (iv)     the approval of any stockholders of
                                             the Company shall be required in
                                             connection with any
                                             reclassification of the Common
                                             Stock, any consolidation or merger
                                             to which the Company is a party,
                                             any sale or transfer of all or
                                             substantially all of the assets of
                                             the Company, or any compulsory
                                             share exchange whereby the Common
                                             Stock is converted into other
                                             securities, cash or property; or

                                    (v)      the Company shall authorize the
                                             voluntary dissolution, liquidation
                                             or winding up of the affairs of the
                                             Company,

then the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

         8. Payment of Exercise Price. The Holder shall pay the Exercise Price by delivering immediately available funds.

         9. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

         10. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Atlanta, Georgia time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (Atlanta, Georgia time) on any date and earlier than 11:59 p.m. (Atlanta, Georgia time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

         If to the Company:         Verso Technologies, Inc.
                                    400 Galleria Parkway, Suite 300
                                    Atlanta, GA 30339
                                    Facsimile No.: (678) 589-3750
                                    Attn: Chief Financial Officer

         With copies to:            Rogers & Hardin LLP
                                    2700 International Tower
                                    229 Peachtree Street, N.E.
                                    Atlanta, GA 30303
                                    Facsimile No.:  (404) 525-2224
                                    Attn:  Robert C. Hussle, Esq.

         If to a Purchaser:
                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------
                                    Attn:
                                         ---------------------------------------

         With copies to:
                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------
                                    Facsimile No.:
                                                  ------------------------------
                                    Attn:
                                         ---------------------------------------

         11. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         12.      Miscellaneous.

         (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended or waived only in writing signed by the Company and the Holder and their successors and assigns.

         (b) Subject to Section 12(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

         (c) The corporate laws of the State of Minnesota shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, County of Cook, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

         (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officer as of the date first indicated above.

                                              VERSO TECHNOLOGIES, INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Verso Technologies, Inc.:

         The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.01 par value per share, of Verso Technologies, Inc. (the "Common Stock") and encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         The Exercise Price applicable to the purchase hereunder equals $______.

         The Holder hereby represents and warrants to the Company that it is an accredited investor under Rule 501(a) promulgated under the Securities Act of 1933, as amended.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                              PLEASE INSERT SOCIAL SECURITY
                                              OR TAX IDENTIFICATION NUMBER

                                              ----------------------------------

-------------------------------
(Please print name and address)

         If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

-------------------------------
(Please print name and address)

-------------------------------

-------------------------------

Dated: ____________________________,

                                          Name of Holder:

                                          (Print)
                                                 -------------------------------


                                          (By:)
                                               ---------------------------------
                                          (Name:)
                                                 -------------------------------
                                          (Title:)
                                                  ------------------------------
                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Verso Technologies, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Verso Technologies, Inc. with full power of substitution in the premises.

Dated: ______________, ______


                                           -------------------------------------
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant)


                                           -------------------------------------
                                           Address of Transferee

                                           -------------------------------------

                                           -------------------------------------



In the presence of:


-----------------------------

                                                                       EXHIBIT C
                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of November 22, 2000, among VERSO TECHNOLOGIES, INC., a Minnesota corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

         This Agreement is made pursuant to the Convertible Debenture Purchase Agreement, dated as of October 31, 2000 between the Company and the Purchasers (the "Purchase Agreement").

         The Company and the Purchaser hereby agree as follows:

         1.       Definitions

                  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Georgia generally are authorized or required by law or other government actions to close.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Company's common stock, $.01 par value per share, or such securities that such stock shall hereafter be reclassified into.

                  "Debentures" means the Convertible Debentures issued to the Purchasers in accordance with the Purchase Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "Indemnified Party" shall have the meaning set forth in
Section 5(c).

                  "Indemnifying Party" shall have the meaning set forth in
Section 5(c).

                  "Losses" shall have the meaning set forth in Section 5(a).

                  "Other Stockholders" shall mean Persons who, by virtue of agreements with the Company other than this Agreement, are entitled to include their securities in certain registrations hereunder.

                  "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Piggyback Registration" shall have the meaning set forth in
Section 2(a).

                  "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one counsel selected to represent the Holders, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include (i) Selling Expenses; (ii) the compensation of regular employees of the Company, which shall be paid in any event by the Company; and
(iii) blue sky fees and expenses incurred in connection with the registration or qualification of any Registrable Securities in any state, province or other jurisdiction in a registration pursuant to Section 2 hereof to the extent that the Company shall otherwise be making no offers or sales in such state, province or other jurisdiction in connection with such registration.

                  "Registrable Securities" means (A) the shares of Common Stock issued or issuable upon conversion of the Debentures and the Warrants and (B) any shares of Common Stock issued as a dividend or distributed with respect to or in replacement of the shares referred to in (A) above, provided that a Registrable Security ceases to be a Registrable Security when (i) it is registered under the Securities Act; (ii) it is sold or transferred in accordance with the requirements of Rule 144; or (iii) it is sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 145" mean Rule 145 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

         2.       Piggyback Registrations.

                  (a)      Right to Piggyback. If at any time prior to the five
(5) year anniversary of the date hereof the Company shall determine to register any shares of Common Stock for its own account or the account of another holder of Common Stock, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

                           (i)      promptly give to each Holder written notice
thereof, which notice briefly describes the Holders' rights under this Section 2 (including notice deadlines);

                           (ii)     use its best efforts to include in such
registration (and any related filing or qualification under applicable blue sky laws), except as set forth in Section 2(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within thirty (30) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities; and

                           (iii)    keep such registration effective for a
period of one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. The foregoing notwithstanding, with respect to any of the documents and/or agreements referred to in this Section 2(b), (i) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholders of the Company and (ii) the liability of any Holder shall be limited as set forth in Section 5(b) hereof.

                  (c) Priority on Primary Registrations. If a registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per share of Common Stock will be reduced, the Company will include in such registration first, the securities that the Company proposes to sell, and second, the Registrable Securities and the other securities requested to be included in such registration, pro rata among the holders of such Registrable Securities and such other securities on the basis of the number of shares which are owned by such holders.

                  (d) Priority on Secondary Registrations. If a registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per share of Common Stock will be reduced, the Company will include in such registration first, the securities requested to be included therein by the holders requesting such registration, and second, the Registrable Securities and the other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares of Common Stock or Registrable Securities which are owned by such holders.

         3. Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2 hereof, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

                  (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to the counsel or counsels for the sellers of the Registrable Securities covered by such registration statement);

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (c) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

                  (d) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; provided, however, the Company shall not be obligated to prepare and furnish any such prospectus supplements or amendments relating to any material nonpublic information at any such time as the Board of Directors of the Company has determined that, for good business reasons, the disclosure of such material nonpublic information at that time would be materially detrimental to the Company in the circumstances and is not otherwise required under applicable law (including applicable securities laws) provided the Company may only delay its obligations pursuant to the aforementioned proviso for a period of 60 days in any 180-day period;

                  (e) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange and/or included in any national quotation system on which similar securities issued by the Company are then listed or included;

                  (f) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                  (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act;

                  (h) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) consent to general service of process in any such jurisdiction, or (iii) subject it to taxation in any such jurisdiction);

                  (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that any records, information or documents that are furnished by the Company and that are non-public shall be used only in connection with such registration and shall be kept strictly confidential by any seller of Registrable Securities except to the extent disclosure of such records, information or documents is required by written order of a court or other governmental authority having jurisdiction; and

                  (k) at the request of any seller of such Registrable Securities in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Securities, covering such matters as such counsel, underwriters and sellers may reasonably agree upon, including such matters as are customarily furnished in connection with an underwritten offering, and (ii) a letter or letters from the independent certified public accountants of the Company addressed to the underwriters and the sellers of Registrable Securities, covering such matters as such accountants, underwriters and sellers may reasonably agree upon, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Company included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act.

         4. Registration Expenses. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 2 hereof shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

         5.       Indemnification

                  (a) The Company will indemnify each Holder, each of its officers, directors, partners, members, managers, legal counsel and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company or relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, members, managers, legal counsel and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). The payments required by this Section 5(a) will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

                  (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders,

Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, (i) that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and (ii) that in no event shall any indemnity under this Section 5(b) exceed the gross proceeds from the offering received by such Holder.

                  (c)      Each party entitled to indemnification under this
Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (i) the Indemnifying Party has agreed in writing to pay such expenses,
(ii) the Indemnifying Party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the Indemnified Party, or
(iii) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party's counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest; provided, however, that in no event shall the Indemnifying Party be liable for the fees and expenses of more than one counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same event, allegations or circumstances, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release to such Indemnified Party from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the conduct, statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the costs, fines, penalties, losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by the Indemnifying Party and the Indemnified Party in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions providing for the greatest indemnity of the Indemnified Party shall control.

         6. Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in Section 2.

         7.       Notice to Discontinue; Notice by Holders.

                  (a) Notice to Discontinue. Each Holder agrees by acquisition of such securities that, upon receipt of any notice from the Company of any event of the kind described in Section 3(c), the Holder will discontinue disposition of Registrable Securities until the Holder receives copies of the supplemented or amended prospectus contemplated by Section 3(c). In addition, if the Company requests, the holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of such notice. If the Company gives any such notice, the time period mentioned in Section 2(a)(iii) shall be extended by the number of days elapsing between the date of notice and the date that each Holder who has included Registrable Securities in such registration receives the copies of the supplemented or amended prospectus contemplated in Section 3(c).

                  (b) Notice by Holders. Whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement, those Holders shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event, which as to any Holder is (i) to its respective knowledge; (ii) solely within its respective knowledge; and (iii) solely as to matters concerning that Holder, as a result of which the prospectus included in the registration statement, then in effect, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading.

         8.       Miscellaneous

                  (a) Remedies. In the event of a breach by the Company or by the Holder, of any of their obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of Section 1 hereof.

                  (c) Compliance. The Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a registration statement covering such Registrable Securities.

                  (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder.

                  (e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:00 p.m. (Atlanta, Georgia time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 6:00 p.m. (Atlanta, Georgia time) on any date and earlier than 11:59 p.m. (Atlanta, Georgia time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:        Verso Technologies, Inc.
                                   400 Galleria Parkway, Suite 300
                                   Atlanta, GA 30339
                                   Facsimile No.: (678) 589-3750
                                   Attn: Chief Financial Officer

         With copies to:           Rogers & Hardin LLP

                                   2700 International Tower
                                   229 Peachtree Street, N.E.
                                   Atlanta, GA 30303
                                   Facsimile No.:  (404) 525-2224
                                   Attn:  Robert C. Hussle, Esq.

         If to a Purchaser:        To the address set forth under such
                                   Purchaser's name on the signature page hereto

         With copies to:           To the person at the address set forth under
                                   such Purchaser's name on the signature page hereto

If to any other Person who is then the registered Holder:

                  To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                  (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holder. The Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, County of Cook, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  (i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed by their respective duly authorized officers, all as of the date first written above.

                                           VERSO TECHNOLOGIES INC.


                                               By:
                                                   -----------------------------
                                                   NAME:
                                                   TITLE:



                                           HIG INVESTORS, L.L.C.


                                               By:
                                                  ------------------------------
                                                  NAME:
                                                  TITLE:


                                           Address for Notice:

                                                  HIG Investors, L.L.C.




                                           With copies to:

                                                  Latham & Watkins
                                                  5800 Sears Tower
                                                  Chicago, IL  60606
                                                  Facsimile No.: (312) 993-9767
                                                  Attn: Michael A. Pucker, Esq.

                                        THE GERALD L. COHN REVOCABLE TRUST


                                        By:
                                           -------------------------------------
                                           Martin D. Cohn or Gerald L. Cohn, not
                                           individually, but solely as trustee
                                           of the Gerald L. Cohn Revocable Trust
                                           u/a/d 12/17/84



                                        Address for Notice:






                                        With copies to:

                                           Latham & Watkins
                                           233 South Wacker Drive, Suite 5800
                                           Chicago, IL  60606
                                           Facsimile No.: (312) 993-9767

                                        Attn: Michael A. Pucker, Esq.


                                        HANNAH S. AND SAMUEL A. COHN
                                        MEMORIAL FOUNDATION



                                        By:
                                           -------------------------------------
                                           -------------------------------------
                                           Summit Bank, Trustee


                                        Address for Notice:

                                      With copies to:

                                            Latham & Watkins
                                            233 South Wacker Drive, Suite 5800
                                            Chicago, IL  60606
                                            Facsimile No.: (312) 993-9767
                                            Attn: Michael A. Pucker, Esq.


                                      JIBS EQUITIES, L.P.


                                      By:
                                         -------------------------------------
                                         Jeffery Davidowitz, its general partner

                                      Address for Notice:




                                      With copies to:

                                         Same